AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON July 29, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	☑

Pre-Effective Amendment No. ___	☐

Post-Effective Amendment No. 218	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	☑

Amendment No.219	☑
(Check Appropriate Box or Boxes)
PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant’s Telephone Number, Including Area Code
Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)
WITH A COPY TO:
Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94103-0441
It is proposed that this filing will become effective (check appropriate box):
☑	immediately upon filing pursuant to paragraph (b).

☐	on (date) pursuant to paragraph (b).

☐	60 days after filing pursuant to paragraph (a)(1). ☐ on (date) pursuant to paragraph (a)(1).

☐	75 days after filing pursuant to paragraph (a)(2).

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Nicholas-
Applegate International
All-Cap Growth Fund
CLASS I SHARES
PROSPECTUS
July 29, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP
GROWTH FUND
CLASS I SHARES
FOR INSTITUTIONAL INVESTORS

PROSPECTUS
July 29, 2005
This Prospectus contains important information about investment objectives, strategies, and risks of the Nicholas-Applegate International All-Cap Growth Fund (the “Fund”) that you should know before you invest in it. Please read it carefully and keep it on file for future reference. This Prospectus describes the Class I shares of the Fund. The Fund does not currently offer other classes of shares but may do so in the future.
The Fund’s investment adviser is Nicholas-Applegate Capital Management, LLC (“NACM”)
NICHOLAS-APPLEGATE INTERNATIONAL GROWTH FUND
C/O U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 701
MILWAUKEE, WI 53201-0701
(800) 558-9105

Investment Goal
The Fund’s investment goal is long-term capital growth. The Fund’s investment goal, which is not deemed fundamental, may be changed without shareholder vote with at least 60 days’ notice.
Investment Strategies and Philosophy
The International Growth Fund invests in a diversified portfolio of equity securities of companies primarily located in developed foreign markets. Under normal market conditions, the Fund will invest a minimum of 65% of its total net assets in equity securities of companies in as few as three, but typically as many as fifteen to twenty-five countries outside of the U.S. The Fund will invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
The Adviser conducts individual company analysis on a group of companies that meet the Adviser’s standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A top-down analysis is conducted to identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth in strong sectors and countries.
The Fund may invest in companies in lesser-developed countries (“emerging markets”), in various Depositary Receipts traded on domestic and foreign exchanges, as well as foreign securities traded on the U.S. securities market. The Fund may also invest up to 15% of its net assets in equity-linked notes and similar linked securities (e.g., equity participation notes), which are debt instruments typically issued by a financial institution whose return on investment is tied to the equity markets. The return on equity-linked notes may be determined by an index, basket of stocks, or a single stock.
Risks to Consider
All investments, including those in mutual funds, have risks, and there is the risk that you could lose money on your investment. The principal risks of investing in the Fund are summarized below:
Market Risk. Over the long-term, the return on an investment will fluctuate in response to stock market movements. In the short-term, stock prices may fluctuate widely in response to company, economic, or market news. Return on an investment can also be affected by, among other things, changes in market conditions, fluctuations in interest rates, and changes in market cycles. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.
Management Risk. There is also the risk that a strategy, research, analysis and security selection used by the Adviser may fail to produce the intended result. The Fund’s investment approach could also fall out of favor with the investing public, which could result in lagging performance versus other types of stock funds.

Small- and Medium-Sized Companies Risk. Investments in small- and medium-sized companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies. Many smaller companies are more vulnerable than larger companies to adverse business or economic developments. They may have limited product lines, markets or financial resources. New and improved products or methods of development may have a substantial impact on the earnings and revenues of such companies. Any such positive or negative developments could have a corresponding positive or negative impact on the value of their shares.
Small company shares, which usually trade on the over-the-counter market, may have few market makers, wider spreads between their quoted bid and asked prices and lower trading volumes. This may result in comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on the major stock exchanges.
Foreign Securities Risk. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. These risks include unfavorable changes in currency exchange rates, economic and political instability, less publicly available information, less strict auditing and financial reporting requirements, less governmental supervision and regulation of securities markets, higher transaction costs, and less liquidity. These risks are more pronounced in the securities of companies in emerging markets. These are the markets of countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have been more volatile than the markets of developed countries with more mature economies.
Equity-Linked Notes Risk. Equity-linked notes are generally subject to the same risks as direct holdings of the securities in which they track. If such note is linked to a foreign security or index, there is the risk that fluctuation in the exchange rate will affect the Fund’s net asset value negatively. There is also the risk that the amount payable at maturity or redemption will be less than the principal amount of a note because the price of the security or index has declined. These investments are also subject to counter-party risk, which is the risk that the company issuing the note may fail to pay the full amount at maturity or redemption.
Performance Information
The following performance information indicates some of the risks of investing in the Fund. The bar chart illustrates how the Fund’s total return has varied from year to year. The table illustrates the Fund’s average returns over time compared with a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Total Returns — International All-Cap Growth Fund*

*	The Fund’s year-to-date return as of June 30, 2005 was 0.55%. During the period shown in the bar chart, the Fund’s highest quarterly return was 22.11% for the quarter ended June 30, 2003 and the lowest quarterly return was -21.47% for the quarter ended September 30, 2002.

Average Annual Total Returns as of December 31, 2004

	One Year	Five Years	Since Inception(1)

Return Before Taxes	17.66%	-6.45%	5.54%
Return After Taxes on Distributions (2)	17.59%	-9.02%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares (2)(3)	11.58%	-6.84%	3.15%
MSCI EAFE Index (4)	20.25%	-1.13%	2.63%

(1)	Class I shares of the Fund commenced operations on June 30, 1999 as the Duncan-Hurst International Growth Fund. The Fund was managed by a different investment adviser until June 30, 2005; however, the Fund has been managed since its inception by the same portfolio manager that currently manages the Fund.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(3)	The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures because it assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

(4)	The Morgan Stanley Capital International, Inc. (MSCI) EAFE Index is an unmanaged, broad-based market index of selected companies in 21 developed countries. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.
Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (as a percentage of amount redeemed)*	2.00%

*	The redemption fee applies only to those shares that you have held for four months or less. The fee is payable to the Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading. The Transfer Agent also charges a $15 wire redemption fee.

ANNUAL FUND OPERATING EXPENSES*
(Expenses that are deducted from Fund assets)
Management Fees	1.25%
Distribution and Service (12b-1) fees	0.00%
Other Expenses	0.82%
Total Annual Fund Operating Expenses	2.07%

Less Fee Reduction and/or Expense Reimbursement	(0.59%)

Net Annual Fund Operating Expenses	1.48%

*	The Adviser has contractually agreed to reduce its fees and/or pay expenses (excluding interest, taxes and extraordinary expenses) of the Fund for at least the period shown in the Example below and for an indefinite period thereafter to ensure that Total Fund Operating Expenses will not exceed the net annual fund operating expenses amount shown. The Adviser reserves the right under certain circumstances to be reimbursed for any reduction of its fees or expenses paid on behalf of the Fund if the Fund’s expenses are less than the limit agreed to by the Fund. This contract may be terminated by the Board of Trustees at any time.
Example
This example is intended to help you compare the costs of investing in Class I shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses remain the same. The figures below are based on net annual fund operating expenses. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Nicholas-Applegate International All-Cap Growth Fund	$151	$468	$808	$1,768

Portfolio Manager
Vincent Willyard, CFA, Vice President of the Adviser, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Willyard has managed the international portfolios of the Fund’s previous investment adviser’s, Duncan-Hurst Capital Management, L.P., private accounts since 1998. Mr. Willyard joined the Adviser in June 2005 and has eleven years of investment experience.
The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities in the Fund.
Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. Portfolio holdings information may be provided to any person commencing the day after it is first published on the web site. The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 1-800-558-9105.
WHO MAY WANT TO INVEST WITH THE FUND
The Fund may be appropriate for investors who:
•	Are pursuing a long-term goal such as retirement.

•	Want to add an investment with growth potential to diversify their investment portfolio.

•	Are willing to accept higher short-term risk along with higher potential for long-term growth of capital.

The Fund may not be appropriate for investors who:
•	Need regular income or stability of principal.

•	Are pursuing a short-term goal or investing emergency reserves.
Portfolio Turnover
While the Fund generally intends to purchase securities for long-term investment rather than short-term gains, the Fund may engage in frequent trading of securities. The portfolio managers may sell a stock when the company’s earnings are expected to grow at below-average rates or there has been a change in company fundamentals. Short-term transactions may result from liquidity needs or by reason of economic or other developments not foreseen at the time of the investment decision. The portfolio managers will make purchase and sell decisions when it is believed to be appropriate.
The Fund anticipates that its portfolio turnover rate will typically exceed 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transaction costs, which could negatively affect the Fund’s performance. Under normal market conditions, the Fund will stay fully invested in stocks. However, under very unusual circumstances, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents such as, certificates of deposits, bankers’ acceptances, time deposits, commercial paper, U.S. Government obligations or short-term notes, in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.
Temporary Investments
Under normal market conditions, the Fund will stay fully invested according to its principal investment strategies. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash and cash equivalents, such as certificates of deposits, bankers’ acceptances, time deposits, commercial paper, short-term notes, or money market instruments in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because such Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.
INTERIM INVESTMENT ADVISER
On June 13, 2005 the Fund’s Board of Trustees approved an Interim Investment Advisory Agreement between the Fund and Nicholas-Applegate Capital Management, LLC (the “Interim Advisory Agreement”). Under the terms of the Interim Advisory Agreement, NACM provides advice on buying and selling securities, furnishes the Fund with office space, and provides certain administrative services and personnel needs. For its services, the Fund pays NACM a monthly management fee based upon its average daily net assets. The term of the Interim Advisory Agreement will extend only for so long as necessary to obtain the requisite vote of shareholder of the Fund to approve a new Investment Management Agreement between the Fund and NACM. NACM was founded in 1984 and is a wholly owned subsidiary of Allianz Global Investors. The firm currently manages approximately $14 billion in discretionary assets for numerous clients, including employee benefit plans, corporations, public retirement systems and unions, university endowments, foundations, and other institutional investors and individuals. Nicholas-Applegate is located at 600 West Broadway, 29th Floor, San Diego, CA 92101. Prior to June 30, 2005, advisory services were provided by Duncan-Hurst Capital Management, L.P.(“Duncan-Hurst”).

Fund Expenses
The Fund is no-load. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Expense Tables. This contract may be terminated by the Board of Trustees at any time. Any reduction in advisory fees or payment of expenses made by the Adviser is subject to reimbursement by the Fund if requested by the Adviser in subsequent fiscal years. Under the expense limitation agreement, the Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s Semi-Annual Report to shareholders, dated September 30, 2005.
Obtaining Account Information
You can access information on the Fund twenty-four hours a day, seven days a week by calling NACM at (800) 558-9105. Shareholders may choose the automated information feature or, during regular business hours (9:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday), speak with a representative.
Minimum Investments
Class I shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, and corporations. You may open a Class I Fund account with $2,500 and add to your account at any time with $1,000 or more. The Fund may waive the minimum investment requirements from time to time.
HOW TO BUY SHARES
There are several ways to purchase shares of the Fund. If you have questions about how to invest or about how to complete the Application Form, please call an account representative at (800) 558-9105. To open an account by wire, call (800) 558-9105 for instructions. After your account is open, you may add to it at any time. The Fund reserves the right to reject any purchase order. The Fund does not issue share certificates and the Fund’s shares are not registered for sale outside of the United States. Your order will not be accepted until the completed Account Application is received by the Transfer Agent.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Corporate, trust and other entity accounts require further documentation. Please contact the Transfer Agent at (800) 558-9105 if you need additional assistance when completing your Application.
If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.
By Mail
An account may be opened by sending your completed Account Application Form and check made out to “Nicholas-Applegate International All-Cap Growth Fund” for the investment amount. All purchases by check should be in U.S. dollars. Cash, money orders and cashier’s checks under $10,000 will not be accepted. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Transfer Agent will charge a $25.00 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.
If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. Please send completed Account Application and check to:
For Regular Mail Delivery:
Nicholas-Applegate International All-Cap
Growth Fund c/o U.S. Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
For Overnight Delivery:
Nicholas-Applegate International All-Cap
Growth Fundc/o U.S. Bancorp Fund Services,
LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.
If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it together with a check made payable to the “Nicholas-Applegate International All-Cap Growth Fund” in the envelope provided with your statement or to the address noted above. You should write your account number on the check. If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.
By Telephone
After your initial purchase, you may make additional purchases by telephone. Simply call (800) 558-9105 and money can be transferred directly from your bank account (domestic financial institutions only) through the Automated Clearing House (“ACH”) to purchase Fund shares. In order to purchase Fund shares by telephone using the ACH network, an investor’s bank must first be a member of the ACH. The minimum amount you may transfer is $1,000. Shares will be purchased in your account at the daily net offering price on the day your order is received, provided that your call is placed before the close of regular trading on the purchase day.
By Wire Transfer
Prior to wiring any funds, you must notify U.S. Bancorp Fund Services, LLC of your intent to wire and to verify the wiring instructions to ensure proper credit when the wire is received. Please call (800) 558-9105 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange (“NYSE”) is open for trading. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, NA
777 E. Wisconsin Avenue
Milwaukee, WI 53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
for further credit to Nicholas-Applegate International All-Cap Growth Fund
[shareholder name and account number]
Your bank may charge you a fee for sending a wire to the Fund.

By Payment In Kind
In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition must be consistent with the Fund’s objective and otherwise acceptable to the Adviser. For further information, call the Fund at (800) 558-9105. If you purchase shares in this manner, you will realize a capital gain or loss for federal income tax purposes on each security tendered.
Purchases Through Financial Service Agents
You may purchase shares of the Fund through certain Financial Service Agents, broker-dealers, banks or other intermediaries. These intermediaries may charge for their services. If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. Financial Service Agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. They are also responsible for keeping you advised regarding the status of your account and ensuring that you receive copies of the Prospectus.
If you place an order for Fund shares through a Financial Service Agent, in accordance with such Financial Service Agent’s procedures and such Financial Service Agent then transmits your order to the Transfer Agent before the closing of trading on the NYSE on that day, then your purchase will be processed at the net asset value calculated at the close of trading on the NYSE on that day. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the Financial Service Agent will be held liable for any resulting fees or losses. If purchasing through a Financial Service Agent, some share classes may not be available for investors.
HOW TO SELL SHARES
You may sell (redeem) your Fund shares on any day the NYSE and the Fund is open for business either directly to the Fund or through your investment representative. The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment programs and create additional transactions costs that are borne by all shareholders of that Fund. For this reason, the Fund will assess a 2.00% fee on redemptions as well as exchanges of Fund shares purchased and held for less than four months. This fee is paid to the Fund to help offset transaction costs and administrative expenses.
By Mail
You may redeem your shares by simply sending a written request to the Fund. You should state the name of the Fund, share class, account name and number, amount of redemption and where to send the proceeds. The letter should be signed by all of the shareholders whose names appear on the account registration. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Send your redemption request to:

For Regular Mail Delivery:
Nicholas-Applegate International All-Cap
Growth Fund c/o U.S. Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
For Overnight Delivery:
Nicholas-Applegate International All-Cap
Growth Fundc/o U.S. Bancorp Fund Services,
LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202
NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.
By Telephone
If you complete the “Redemption by Telephone” portion of the Fund’s Account Application, you may redeem shares in your account by calling the Fund at (800) 558-9105 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. The maximum amount that can be redeemed by telephone is $100,000. Redemption proceeds will normally be sent on the next business day and mailed no later than seven calendar days to the address that appears on the Transfer Agent’s records. Redemption proceeds may be sent via check to the address of record, wired to a predetermined bank account, or sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to a predetermined bank account.
If you request redemption proceeds be wired, the wire will be sent on the next business day. The minimum amount that may be wired is $1,000. A wire charge, of $15, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. You may not use the telephone redemption for retirement plan accounts.
When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your account. Such persons may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your account. Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.
These procedures may include recording the telephone call and asking the caller for a form of personal identification. In order to arrange for telephone redemptions after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify, or terminate these privileges at any time upon at least 60 days notice to shareholders.

After your account is opened, you may request telephone redemption privileges by calling (800) 558-9105 for instructions. You may have difficulties in making a telephone redemption or exchange during periods of abnormal market activity. If this occurs, you may make your redemption or exchange request in writing.
Automatic Withdrawal Plan
You may also make regular withdrawals on an automatic basis. Call (800) 558-9105 for instructions.
Class I shareholders who elect to use this service must maintain a minimum balance of $1 million in order to participate in the Automatic Withdrawal Plan.
Redemptions In Kind
The Fund generally will pay sale proceeds in cash. However, in certain situations that make the payment of cash imprudent (to protect the Fund’s remaining shareholders) the Fund has the right to pay all or a portion of your redemption proceeds in securities with a market value equal to the redemption price. In the unlikely circumstance your shares were redeemed in kind, you would be responsible to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption, and you would bear any market risks associated with such securities until they are converted into cash.
Short-Term Trading
The Fund is intended for long-term investors and do not accommodate frequent transactions. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. In addition to the Fund’s redemption fees, these steps may include, among other things, monitoring trading activity or using fair value pricing, as determined by the Fund’s Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that they believe is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.
The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Adviser to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handle, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.
Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than four months. This fee is paid to the Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.
Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than four months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans). While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.
General Information
The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. A signature guarantee of each owner is required in the following situations:
•	If ownership is changed on your account;

•	When redemption proceeds are sent to a different address than that registered on the account;

•	If the proceeds are to be made payable to someone other than the account’s owner(s);

•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;

•	If a change of address request has been received by the Transfer Agent within the last 30 days; and

•	For all redemptions greater than $100,000 from any shareholder account.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you did not purchase your shares with a wire, the Fund may delay payment of your redemption proceeds for up to 12 days from purchase. Additionally, you may not redeem shares by telephone until 12 calendar days after the purchase date of the shares. If you purchased your shares through the ACH, the Fund may delay payment of your redemption proceeds for up to 12 days from purchase.

PRICING OF FUND SHARES
Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets – liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.
Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign securities is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.
SERVICE FEES
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Fund’s Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
DIVIDENDS, CAPITAL GAINS AND TAXES
The Fund will make annual distributions of dividends and capital gains, if any, usually at the end of the calendar year. Because of its investment strategies, the Fund expects that its distributions will primarily consist of capital gains. The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during any year.
You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gain distributions in additional Fund shares; or (3) receive all distributions in cash or by ACH. If you wish to change your distribution option, write to U.S. Bancorp Fund Services, LLC before payment of the distribution. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund. If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.
The Fund intends to make distributions of ordinary income and capital gains. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Dividends are taxable to you as ordinary income. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.
Each year, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.
If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.
By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.
Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Fund.
FINANCIAL HIGHLIGHTS
The following table shows the Fund’s financial performance for the periods shown for its Class I shares. Certain information reflects financial results for a single Fund share. “Total return” shows how much your investment in the Fund would have increased or decreased during the period shown, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker, the Fund’s independent registered public accounting firm. Their report and the Fund’s financial statements are included in the Annual Report, which is available upon request.

     For a Capital Share Outstanding Throughout each Year
Nicholas-Applegate International
All-Cap Growth Fund

	Year-ended	Year-ended	Year-ended	Year-ended	Year-ended
	3/31/05	3/31/04	3/31/03	3/31/02	3/31/01

Net asset value, beginning of year	$8.19	$4.84	$6.74	$7.40	$21.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	0.01	(0.01)	(0.03)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	0.92	3.36	(1.88)	(0.58)	(9.42)

Total from investment operations	0.93	3.35	(1.91)	(0.66)	(9.49)

LESS DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.04)	—	—	—	—

From net realized gains	—	—	—	—	(4.49)

Total Distributions	(0.04)	—	—	—	(4.49)

Paid in capital from redemption fees	0.00 ^	0.00 ^	0.01	—	—

Net asset value, end of year	$9.08	$8.19	$4.84	$6.74	$7.40

Total return	11.34%	69.21%	(28.19)%	(8.92)%	(48.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$33.9	$28.7	$19.7	$33.0	$27.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.07%	2.25%	2.47%	2.39%	2.47%
After fees waived and expenses absorbed*	1.48%	1.48%	1.49%	1.48%	1.48%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.42)%	(0.87)%	(1.37)%	(1.47)%	(1.69)%
After fees waived and expenses absorbed*	0.17%	(0.10)%	(0.39)%	(0.60)%	(0.70)%

Portfolio turnover rate	165.65%	153.15%	190.31%	259.28%	324.24%

*	For the year ended March 31, 2003, ratio includes 12b-1 fees from Class R shares which were exchanged to Class I shares on September 30, 2002. Had those fees not been included, the expense and net investment loss ratios would have been 1.48% and (1.38%), respectively.

^	Amount is less than $0.01.

INVESTMENT ADVISER
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LLC
600 West Broadway, Suite 2900
San Diego, CA 92101
DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
UMB Bank, N.A.
928 Grand Boulevard
Kansas City, MO 64106
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103
LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

PRIVACY NOTICE
The Fund collects non-public information about you from the following sources:
•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.
We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

GENERAL INFORMATION
For more detail on the Fund, you may request the Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus. You can also find more information about the Fund’s investments in its annual and semi-annual reports to shareholders. These documents discuss market conditions and investment strategies that significantly affected the performance of the Fund during its most recent fiscal year.
The Fund does not currently make available such shareholder reports or its SAI on its website because the Fund is in a transition period; NACM is an interim investment adviser under the terms of the Interim Advisory Agreement until a new investment advisory agreement is approved by the requisite vote of shareholders.
For a free copy of the reports and the SAI, to request other information and to discuss your questions about the Fund, contact the Fund at:
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: (800) 558-9105
You can review and copy information including the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:
•	Free of charge from the Commission’s EDGAR database on the Commission’s Internet web site at http://www.sec.gov, or

•	For a fee, by writing to the Public Reference Room of the Commission, Washington, D.C. 20549-0102, or

•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov
(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
July 29, 2005
NICHOLAS-APPLEGATE INTERNATIONAL ALL-CAP GROWTH FUND
a series of
PROFESSIONALLY MANAGED PORTFOLIOS
600 West Broadway,
San Diego, CA 92101
     This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated July 29, 2005, as may be revised, of the of the Nicholas-Applegate International All-Cap Growth Fund (formally the “Duncan-Hurst International Growth Fund”), (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”). Nicholas-Applegate Capital Management, LLC (the “Adviser” or “NACM”) is the investment adviser to the Fund. A copy of the Fund’s Prospectus is available by calling the number listed above.
     The Fund’s financial statements for the fiscal year ended March 31, 2005, are incorporated herein by reference to the Fund’s Annual Report dated March 31, 2005. A copy of the Annual Report may be obtained without charge by calling or writing the Fund as shown above.

THE TRUST
     The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series that represent separate investment portfolios. This SAI relates only to the Fund. The Fund was known as the Duncan-Hurst International Growth Fund, pervious to July 1, 2005.
     The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectuses of the Fund and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
INVESTMENT OBJECTIVES AND POLICIES
     The Fund has the investment objective of seeking long-term growth of capital. The Fund is diversified (see fundamental investment restriction 7 under “Investment Restrictions”). Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Then the Fund would be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified Fund under applicable federal laws.
     The following information supplements the discussion of the Fund’s investment objectives and policies as set forth in their Prospectuses. There can be no guarantee that the objective of any Fund will be attained.
Glossary of Permitted Investments
     Equity Securities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Please see “Preferred Stock” below. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Please see “Convertible Securities and Warrants” below.

     To the extent the Fund invests in the equity securities of small or medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, or services, markets, or financial resources, or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership, and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
     The Fund may invest in micro-capitalization companies. Micro-capitalization companies are even smaller and less seasoned and entail greater risk and volatility, but have more potential for rapid growth. Micro-capitalization companies will likely not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and will be more vulnerable to adverse business or economic developments in the market as a whole. In addition, many of these companies may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of the investment in the company. The securities of micro-capitalization companies, therefore, tend to be more volatile than the securities of larger, more established companies, as well as small- and medium-capitalization companies. Micro-capitalization company stocks also will be bought and sold less often and in smaller amounts than other stocks, making them less liquid than other securities. If the Fund wants to sell a large quantity of a micro-capitalization company’s stock, it may have to sell at a lower price than the Adviser might prefer, or it may have to sell in smaller than desired quantities over a period of time.
     Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
     Convertible Securities and Warrants. The Fund may invest in convertible securities and warrants, or similar rights. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.
     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).
     Investment Companies. The Fund may invest its assets in shares of other investment companies. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.
     If the Fund invests in investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company.
     Real Estate Investment Trusts. The Fund may invest up to 5% of its net assets in shares of Real Estate Investment Trusts (“REITs”). REITs are companies that develop, own or finance real estate. Most specialize in commercial property like apartments, offices, malls, clinics and warehouses. Some specialize in a city or region. Some finance real estate transactions by making loans or buying mortgages.

     Risks Relating to REITs. REITs and real estate operating companies may be affected by changes in the value of their underlying properties or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In certain cases, the organizational documents of a REIT may grant the REIT’s sponsors the right to exercise control over the operations of the REIT even though the sponsor owns only a minority share; or a conflict of interest (for example, the desire to postpone certain taxable events) could influence a sponsor to not act in the best interests of the REIT’s shareholders. The organizational documents of many REITs also contain various anti-takeover provisions that could have the effect of delaying or preventing a transaction or change in control of the REIT that might involve a premium price for the REIT’s shares or otherwise may not be in the best interests of the REIT’s shareholders. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT or a real estate operating company may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
     Equity-Linked Notes. The Fund may invest up to 15% of its net assets in equity-linked notes (“ELNs”). Various versions of ELNs include, among many others, Equity Participation Notes, Indexed Notes and Capital Guarantee Notes. ELNs are hybrid debt securities; that is, they represent both debt and equity combined into one instrument. ELNs generally have two to five-year maturities and are structured either as convertible into the underlying equity or as nonconvertible. Investments in ELNs allow for enhanced yield but are subject to limited upside appreciation potential based on movements of a single underlying common stock. Equity-linked notes and similar linked securities are debt instruments whose return on investment is tied to the equity markets and are typically issued by a company or financial institution. The return on equity-linked notes may be determined by an index, basket of stocks, or a single stock, and therefore possess the risks associated with those particular stocks. If the ELN is linked to foreign or non-dollar securities, they will possess those risks associated with foreign investments, including currency fluctuation risk. Please see “Foreign Investments and Currencies” below.
     At maturity, the value of an ELN is usually determined as the lesser of the closing price of underlying stock and the initial ELN issue price, multiplied by a fixed or variable participation percentage. Because the company or financial institution issuing the ELN is essentially borrowing money from the purchase, investments in ELNs are subject to counterparty risk. Counterparty risk is the risk that the issuer of the ELN may fail to pay the full amount due at maturity or redemption. The Fund may also have difficulty disposing of ELNs because there may be certain restrictions on redemptions and there may be no readily available market or only a thin trading market in such securities, and are generally consider illiquid securities. As such, ELNs will generally be included in the calculation of the Fund’s 15% limitation on illiquid securities.
     Foreign Investments and Currencies. The Fund will invest a minimum of 65% of its total assets in such securities. The Fund may also invest without limit in securities of foreign issuers that are listed and traded on a domestic national securities exchange (see “Forward Currency Contracts,” below).
     American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and Global receipts evidencing a similar arrangement. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.
     Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:
     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.
     Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.
     Market Characteristics. The Adviser expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.
     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.
     Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.
     Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.
     Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.
     In considering whether to invest in the securities of a foreign company, the Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on the Adviser’s assessment of prevailing market, economic and other conditions.
     Options and Futures Strategies. the Fund may purchase put and call options and engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, the Fund may engage in the purchase and sale of stock index future contracts and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
     The Fund will engage in such transactions only to hedge existing positions and not for the purposes of speculation or leverage. The Fund will not engage in such options or futures transactions unless it receives any necessary regulatory approvals permitting it to engage in such transactions.
     Limitations on Use. The Fund will limit its investment in each type of derivative instrument in the foregoing section to 5% of net assets, and will not invest in excess of 10% of its net assets in derivatives instruments as a whole.
     Options on Securities. To hedge against adverse market shifts, the Fund may purchase put and call options on securities held in its portfolio. In addition, the Fund may seek to increase its income in an amount designed to meet operating expenses or may hedge a portion of its portfolio investments through writing (that is, selling) “covered” put and call options. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by the Fund will not exceed 25% of the Fund’s total assets. The Fund will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it segregates liquid assets that are acceptable to the appropriate regulatory authority.
     The Fund may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter (“OTC”). As the holder of a put option, the Fund has the right to sell the securities underlying the option and as the holder of a call option, the Fund has the right to purchase the securities underlying the option, in each case at the option’s exercise price at any time prior to, or on, the option’s expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased.
     The Fund receives a premium when it writes call options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. The Fund receives a premium when it writes put options, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the

Fund’s obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.
     In purchasing a put option, the Fund seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, the Fund seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.
     The Fund may write options that are not covered by portfolio securities. This is regarded as a speculative investment technique that could expose the Fund to losses. The Fund will designate liquid securities in the amount of its potential obligation under uncovered options, and increase or decrease the amount of designated assets daily based on the amount of the then-current obligation under the option. This designation of liquid assets will not eliminate the risk of loss from writing the option but it will ensure that the Fund can satisfy its obligations under the option.
     OTC Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by the Adviser and verified in appropriate cases.
     A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.
     The Fund may purchase and write OTC put and call options in negotiated transactions. The staff of the Securities and Exchange Commission has previously taken the position that the value of purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities and, as such, are to be included in the calculation of the Fund’s 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. The Fund will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that the Fund has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option’s intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, the Fund will count as illiquid only the initial formula price minus the option’s intrinsic value.
     The Fund will enter into such contracts only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which the Fund enters into repurchase agreements.
     Stock Index Options. In seeking to hedge all or a portion of its investment, the Fund may purchase and write put and call options on stock indices listed on securities exchanges, which indices include securities held in the Fund’s portfolio.
     A stock index measures the movement of a certain group of stocks by assigning relative values to the securities included in the index. Options on stock indices are generally similar to options on specific securities. Unlike options on specific securities, however, options on stock indices do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.
     When the Fund writes an option on a securities index, it will segregate liquid assets in an amount equal to the market value of the option, and will maintain while the option is open.
     Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If the Fund writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of the Fund to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market. Although the Fund generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Fund desires to engage in such a transaction.
     Risks Relating to Purchase and Sale of Options on Stock Indices. Purchase and sale of options on stock indices by the Fund are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in the Fund’s portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or writing of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event the Adviser is unsuccessful in predicting the movements of an index, the Fund could be in a worse position than had no hedge been attempted.
     Stock index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Fund. However, it will be the Fund’s policy to purchase or write options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.
     Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell stock index futures contracts. The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of its portfolio without actually buying or selling securities. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges. Stock index futures contracts may be based upon broad-based stock indices such as the S&P 500 or upon narrow-based stock indices. A buyer entering into a stock index futures contract will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract. The Fund may assume both “long” and “short” positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.
     The purpose of trading futures contracts is to protect the Fund from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of the

Fund’s investment securities will exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets. No consideration is paid or received by the Fund upon trading a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.
     Each short position in a futures or options contract entered into by the Fund is secured by the Fund’s ownership of underlying securities. The Fund does not use leverage when it enters into long futures or options contracts; the Fund segregates, with respect to each of its long positions, liquid assets having a value equal to the underlying commodity value of the contract.
     The Fund may trade stock index futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the “CFTC”). U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.
     The Fund intends to comply with CFTC regulations and avoid “commodity pool operator” or “commodity trading advisor” status. The Fund currently does not intend to engage in transactions in futures contracts or options thereon for speculation.
     Risks of Transactions in Futures Contracts and Options on Futures Contracts. There are several risks in using stock index futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indices or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

     Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable stock index. It is possible that the Fund might sell stock index futures contracts to hedge its portfolio against a decline in the market, only to have the market advance and the value of securities held in the Fund’s portfolio decline. If this occurred, the Fund would lose money on the contracts and also experience a decline in the value of its portfolio securities. While this could occur, the Adviser believes that over time the value of the Fund’s portfolio will tend to move in the same direction as the market indices and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indices whose movements they believe will have a significant correlation with movements in the value of the Fund’s portfolio securities sought to be hedged.
     Successful use of futures contracts by the Fund is subject to the ability of the Adviser to correctly predict movements in the direction of the market. If the Fund has hedged against the possibility of a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.
     In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
     Risks and Special Considerations of Options on Futures Contracts. The use of options on stock index futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price.
Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.
     The effective use of options strategies is dependent, among other things, on the Fund’s ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into an option position only if the Adviser believes that a liquid secondary market exists for such option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund’s transactions involving options on futures contracts will be conducted only on recognized exchanges.
     The Fund’s purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated market trends by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund’s portfolio securities.
     Investments in futures contracts and related options by their nature tend to be more short-term than other equity investments made by the Fund. The Fund’s ability to make such investments, therefore, may result in an increase in the Fund’s portfolio activity and thereby may result in the payment of additional transaction costs.
     Swap Contracts
     Types of Swaps. Swaps are a specific type of OTC derivative involving privately negotiated agreements with a trading counterparty. The Fund may use the following (i) Long equity swap contracts: where the Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) Short equity swap contacts: where the Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and (iii) Contracts for differences: equity swaps that contain both a long and short equity component.
     Uses. The Fund may use swaps for (i) traditional hedging purposes – short equity swap contracts used to hedge against an equity risk already present in the Fund; (ii) anticipatory purchase hedging purposes – where the Fund anticipates significant cash purchase transactions and enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes – where the Fund expects significant demand for redemptions and enters into short equity swap contracts to allow it to dispose of securities in a more orderly fashion (iv) direct investment – where the Fund purchases (particularly long equity swap contracts) in place of investing directly in securities; (v) risk management – where the Fund uses equity swap contracts to adjust the weight of the Fund to a level the Adviser feels is the optimal exposure to individual markets, sectors and equities.
     Limitations on Use. There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirements of the Fund.
     Risks Related to Swaps. Swaps may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indices. The Fund can use swaps for many purposes, including hedging and investment gain. The Fund may also use swaps as a way to efficiently adjust its exposure to various securities, markets, and currencies without having to actually sell current assets and purchase different ones. The use of swaps involves risks different from, or greater than the risks associated with investing directly in securities and other more traditional investments.
     Swaps are subject to a number of risks described elsewhere in this section, including management risk, liquidity risk and the credit risk of the counterparty to the swaps contract. Since their value is calculated and derived from the value of other assets instruments or references, there is greater risk that the swap contract will be improperly valued. Valuation, although based on current market pricing data, is typically done by the counterparty to the swap contract. Swaps also involve the risk that changes in the value of the swaps may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track. Also suitable swaps transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
     Credit and Counterparty Risk. If the counterparty to the swap contract does not make timely principal interest or settle payments when due, or otherwise fulfill its obligations, the Fund could lose money on its investment.
     Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase to sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. The Fund is subject to liquidity risk, particularly with respect to the use of swaps.

     Management Risk. As noted above, the Adviser may also fail to use swaps effectively. For example, the Adviser may choose to hedge or not to hedge at inopportune times. This will adversely affect the Fund’s performance.
     Forward Currency Contracts. The Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     Repurchase Agreements. The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.
     Borrowing. The Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts not to exceed 33-1/3% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     Lending Portfolio Securities. The Fund may lend its portfolio securities in an amount not exceeding 33-1/3% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund’s loans must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code (the “Code”).
     Illiquid Securities. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust’s Board of Trustees (hereinafter referred to as the “Board” or “Trustees”), to ensure compliance with the Fund’s investment restrictions.
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the ’Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.
     When-Issued Securities. The Fund may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund’s intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund will segregate liquid securities equal in value to commitments for when-issued securities.
     Short Sales. The Fund is authorized to make short sales of securities. In a short sale, the Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from as little as one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).
     Short sales by the Fund create opportunities to increase the Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
     The Fund also must put in a segregated account an amount of cash or securities equal to the difference between (a) the market value of the securities sold short and (b) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Until the Fund replaces the borrowed security, it must maintain daily the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.
     Short-Term Investments. The Fund may invest in any of the following securities and instruments:
     Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
     In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectuses, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
     Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.
     Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group, “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

     Government Obligations. The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.
     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
INVESTMENT RESTRICTIONS
     The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of that Fund’s outstanding voting securities as defined in the 1940 Act. The Fund may not:
     1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.
     2. (a) Borrow money, except from banks. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.
         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.
     3. Purchase securities on margin, participate in a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)
     4. Purchase real estate, commodities or commodity contracts (As a matter of operating policy, the Board may authorize the Fund in the future to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

     5. Invest 25% or more of the market value of its total assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)
     6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.
     7. With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer and may not hold more than 10% of the voting securities of such issuer. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)
     The Fund observes the following policies, which are deemed non-fundamental and which may be changed without shareholder vote. The Fund may not:
     1. Invest in any issuer for purposes of exercising control or management.
     2. Invest in securities of other investment companies except as permitted under the 1940 Act.
     3. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.
     4. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.
     Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectuses or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.
DISTRIBUTIONS AND TAX INFORMATION
Distributions
     Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually, as described in the Prospectuses. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

     Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.
Tax Information
     Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of ordinary income for such year, (ii) at least 98% of the excess of realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If either Fund is unable to qualify as a regulated investment company, it may be taxed as a corporation.
     Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.
     Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that dividends from domestic corporations may be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.
     Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.
     A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.
     Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
     If more than 50% in value of the total assets of the Fund at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of all foreign income taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of the Fund’s foreign source income (including any foreign income taxes paid by the Fund), and (ii) entitled either to deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code, including certain holding period requirements. In this case, shareholders will be informed in writing by the Fund at the end of each calendar year regarding the availability of any credits on and the amount of foreign source income (including or excluding foreign income taxes paid by the Fund) to be included in their income tax returns. If not more than 50% in value of the Fund’s total assets at the end of its fiscal year is invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. In this case, these taxes will be taken as a deduction by the Fund.

     The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.
     The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.
     Any security or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.
     Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.
     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.
     The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of federal, state and local taxes to an investment in the Fund.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.
     At March 31, 2005, there was a capital loss carry forward of approximately $16,122,358 of which approximately $10,796,772 expires March 31, 2010 and $5,325,586 expires March 31, 2011, available to offset future gains, if any.
     This discussion and the related discussion in the Prospectuses have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.
TRUSTEES AND EXECUTIVE OFFICERS
     The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series subject to the Trustees’ supervision. The Trustees approve all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, the Administrator, Custodian and Transfer Agent.
     The Trustees and officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
in Fund
		Term of Office and	Principal	Complex***	Other
Name, Address	Position with	Length of Time	Occupation During	Overseen by	Directorships
and Age	the Trust	Served	Past Five Years	Trustees	Held

Independent Trustees of the Trust

Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	1	None.

				Number of
				Portfolios
				in Fund
		Term of Office and	Principal	Complex***	Other
Name, Address	Position with	Length of Time	Occupation During	Overseen by	Directorships
and Age	the Trust	Served	Past Five Years	Trustees	Held

Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant; formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.

Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.

Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.

Interested Trustee of the Trust

Steven J. Paggioli** (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds.

Officers of the Trust

Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.

Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	1	Not Applicable.

Chad E. Fickett (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since March 2002.	Vice President, U.S. Bancorp Fund Services, LLC since July 2000.	1	Not Applicable.

*	Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act.

**	Denotes Trustee who is an “interested person” of the Trust under the 1940 Act. Mr. Paggioli is an interested person of the Trust by virtue of his prior relationship with Quasar Distributors, LLC, the Fund’s principal underwriter.

***	The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

Compensation
     Set forth below is the rate of compensation received by the following Trustees from all portfolios of the Trust for the calendar year ended December 31, 2004. This total amount is allocated among the portfolios. Independent Trustees receive an annual retainer of $10,000 and a fee of $3,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board receives an additional annual retainer of $6,000. Trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee or officer from the portfolios of the Trust.

		Pension or
		Retirement
	Aggregate	Benefits Accrued as	Estimated Annual	Total
	Compensation	Part of Fund	Benefits Upon	Compensation from
Name of Person/Position	From the Fund [1]	Expenses	Retirement	[2] Paid to Trustees
Dorothy A. Berry, Trustee	$1,598	None	None	$1,598

Wallace L. Cook, Trustee	$1,279	None	None	$1,279

Carl A. Froebel, Trustee	$1,279	None	None	$1,279

Rowley W.P. Redington, Trustee	$1,279	None	None	$1,279

Steve J. Paggioli, Interested Trustee	$0	None	None	$0

[1]	For the fiscal year ended March 31, 2005.

[2]	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended March 31, 2005, Trustees’ fees and expenses in the amount of $89,250 were allocated to the Trust.

Trust Committees
     Trust Committees. The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.
     The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. The Nominating Committee did not meet during the Fund’s prior fiscal year.

     The Audit Committee is comprised of all of the Independent Trustees. It does not include interested Trustees of the Trust. The Audit Committee typically meets once per year with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or the Fund’s financial statements and to ensure the integrity of the Fund’s pricing and financial reporting. The Audit Committee met one time with respect to the Fund during the Fund’s prior fiscal year.
     The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. The Valuation Committee met three times with respect to the Fund during the Fund’s prior fiscal year.
Control Persons, Principal Shareholders and Management Ownership
     A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of June 30, 2005, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

International Growth Fund — Class I

Name and Address	% Ownership	Type of Ownership
Northern Trust Co. Cust.
FBO Mather Foundation
1603 Orrinton Ave, Suite 1800
Evanston, IL 60201-5019	55.66%	Record

Covenant Ministries of Benevolence
5145 N California Ave.
Chicago, IL 60625-3661	19.69%	Record

Evangelical Covenant Church
Retirement Plan
Covenant Ministries of Benevolence	16.13%	Record
Trustee: Phil Melchert
5145 N California Ave.
Chicago, IL 60625-3661

Environment Now
450 Newport Center Dr., Ste 450
Newport Beach, CA 92660-7620	5.70%	Record

     As of December 31, 2004, no Trustee of the Trust beneficially owned shares of the Fund, and as of June 30, 2005, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, as of December 31, 2004, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the Distributor or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the most recently completed calendar year, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.
THE FUND’S INVESTMENT ADVISER
     The Independent Trustees considered detailed information from NACM and Duncan-Hurst Capital Management, L.P. (the “Former Adviser”). Below is a summary of the factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the Interim Advisory Agreement.

•	The Board considered that the Fund was previously managed by the Former Adviser and that the entire portfolio management team responsible for the Fund moved to NACM. Therefore, the management of the Fund would continue under the Interim Advisory Agreement and, as a result, the Board concluded that the Fund’s overall performance record would not likely be materially impacted solely by the transfer to NACM. The Board considered the experience and qualifications of the management team responsible for providing services to the Fund and the daily management of the Fund’s investment objective. The Board also considered the presentation of NACM regarding its capabilities, compliance program and other operations. The Board concluded that the Adviser had the quality and depth of personnel and investment methods essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

•	The Board considered that the Former Adviser was resigning as investment adviser to the Fund and from its advisory agreement with the Fund. As a result, the Fund would have had no investment adviser and would have had to be liquidated unless a suitable interim investment adviser was approved. The Board also considered the representations of the Former Adviser that it had been in contact with shareholders of a majority of the shares of the Fund and that those shareholders approved the new arrangements with NACM. In addition, it was represented to the Board that either the Former Adviser and/or NACM would assume 100% of the cost of the transfer and that the Fund would not be liable for any of such costs.

•	The Board considered that the Fund would be more likely to grow and increase in size under the management of NACM. Therefore, economies of scale would be expected to be realized by NACM leading to a sharing of such economies of scale for the benefit of shareholders as the assets of the Fund grow and the Fund’s expense ratio begins to show signs of reduction.

•	The Board considered NACM’s willingness to maintain both management fee rate of NACM and the total operating expenses of the Fund at the same levels as the management fee rate charged by the Former Adviser and the total operating expenses of the Fund when under the management of the Former Adviser. Therefore, the Board concluded that the cost structure of Fund would not increase and would not be adversely impacted by the transfer to NACM.

No single factor was determinative of the Board’s decision to re-approve the Advisory Agreement, but rather the Trustees based their determination on the total mix of information available to them. The Board also considered the best interests of the shareholders and concluded, based on all of the factors, that the terms of the Interim Advisory Agreement were fair and reasonable to the Fund, and that the Fund’s shareholders would receive reasonable value in return for the advisory fees paid. The Board (including a majority of the Independent Trustees) therefore determined that the approval of the Interim Advisory Agreement would be in the best interests of the Fund and its shareholders, until a new investment advisory agreement with NACM is approved by the requisite vote of shareholders.
     In approving the continuation of the Advisory Agreement on behalf of the Fund at a meeting held in June 2004, the Board (including the Independent Trustees) primarily considered, among other things, the following matters: information regarding the Adviser including those relating to the Adviser’s personnel; the nature and quality of the services provided and to be provided by the Adviser under the Advisory Agreement; the fees paid to and expenses borne by the Adviser; the Fund’s expense limitations, fee reductions, and performance of the Fund relative to the Fund’s benchmarks; comparable fee and expense information respecting other similar unaffiliated mutual funds; the level of profits that could be expected to accrue to the Adviser from the fees payable under such Advisory Agreement; and the Fund’s brokerage, related commissions, and the use of soft dollars by the Adviser. The Board also discussed: (a) the Adviser’s performance (on an absolute and relative basis); (b) the Adviser’s adherence to compliance procedures; (c) the Adviser’s generally positive relationship with the Board; (d) the Adviser’s marketing activity and commitment to responsible Fund growth; (e) the overall quality of services provided to each of the Fund (f) the cost structure of the Fund relative to its peer group; and (g) the satisfaction of each of the Fund’s shareholders with their investment choice. In addition, the Trustees noted that even though the long-term performance of the Fund was low in comparison to their respective benchmarks, the Fund’s 2003 and year-to-date performance was good in both relative and absolute terms. The Trustees also noted that for the Fund the Adviser would be contractually waiving and/or reimbursing Fund expenses to the limit disclosed in the Fund’s prospectus. After reviewing such information as they deemed necessary, the Board (including a majority of the Independent Trustees) concluded that the continuation of the Advisory Agreement was in the best interests of each of the Fund and its shareholders.

     For the fiscal year ended March 31, 2005, the Fund accrued $370,460 in advisory fees, of which $175,788 was reduced by Duncan-Hurst. For the fiscal year ended March 31, 2004, the Fund accrued $328,731 in advisory fees, of which $200,419 was reduced by Duncan-Hurst. For the fiscal year ended March 31, 2003, the Fund accrued $343,667 in advisory fees, of which $269,781 was reduced by Duncan-Hurst.
     The Fund is responsible for its own operating expenses. The Adviser, however, has contractually agreed to reduce fees payable by each of the Fund and to pay the Fund’s operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the “Fees and Expenses” Table (the “expense cap”) of the Prospectuses. Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund(s) obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.
     Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year in any subsequent fiscal year over the following three fiscal years. Before the Adviser may receive any such reimbursement, the Trustees must review and approve it and any such reimbursement may not be paid prior to the Fund’s payment of current ordinary Fund expenses. The Trustees may terminate this expense reimbursement arrangement at any time.
SERVICE PROVIDERS
     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”), provides administrative services to the Fund pursuant to an Administration Agreement. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell shares in all states where they currently do, or intend to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator.
     For the fiscal year ended March 31, 2005, the Administrator received fees of $59,273 from the Fund. For the fiscal year ended March 31, 2004, the Administrator received fees of $52,628 from the Fund. For the fiscal year ended March 31, 2003, the Administrator received fees of $54,629 from the Fund.

Custodian and Transfer Agent
     UMB Bank, National Association, 928 Grand Boulevard, Kansas City, Missouri 64106, is custodian for the securities and cash of the Fund. Under the Custodian Agreement, UMB Bank, National Association holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties. The Administrator also acts as the Fund’s transfer and dividend disbursing agent under separate agreements. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator and the Distributor are affiliated entities under the common control of U.S. Bancorp.
Independent Registered Public Accounting Firm and Legal Counsel
     Tait, Weller & Baker, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441 is counsel to the Fund and provides counsel on legal matters relating to the Fund.
PORTFOLIO MANAGERS
     Mr. Vincent A. Willyard serves as the Portfolio Manager of the Fund. The following provides information regarding other accounts managed by Mr. Willyard as of July 1, 2005:

			Number of	Assets in
			Accounts for	Accounts for
			which Advisory	which Advisory
Category of	Total Number of	Total Assets in	Fee is Based on	Fee is Based on
Account	Accounts Managed	Accounts Managed	Performance	Performance
Other Registered Investment Companies	0	0	0	0

Other Pooled Investment Vehicles	0	0	0	0

Other Accounts	2	$170 Million	0	0
     NACM believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).
     NACM’s compensation policy is both competitive and far-reaching, and features short-term and long-term components. The firm offers competitive base salary and bonuses, profit-sharing and generous retirement plans. Investment professionals are awarded bonuses based primarily on product performance. Portfolio dispersion, retention of assets, and a qualitative review are also considered when calculating bonuses. This qualitative review evaluates members of the portfolio management team based on their consistent implementation of the firm’s investment philosophy and process.
     NACM investment personnel are evaluated annually through a formal 360- degree review and informally on an ongoing basis. As part of the 360-degree review, analysts and portfolio managers are reviewed by their team’s lead portfolio manager and other lead portfolio managers to whose portfolios they contribute. Lead portfolio managers are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.
     The investment teams’ annual compensation is directly affected by the performance of their portfolios, their individual performance, performance of their team and the success of the firm. Approximately 75% of an investment professional’s bonus is based on one- and three-year annualized performance of client accounts, with greater weight placed on three-year performance. Relative performance to the benchmark is approximately half of the calculation and the product’s peer ranking in institutional consultant universes determines the other half. The remaining 25% of the bonus is based on a qualitative review and firm profitability. The qualitative review evaluates members of the portfolio management team based on its consistent implementation of the investment process. Lead portfolio managers evaluate the members of their team. The Chief Investment Officer evaluates the lead portfolio managers.
Investment teams have a profit-sharing plan. Each team receives a pool which is based on EBITDA of their product and is distributed subjectively. All team members are eligible. Allocations are decided between the Chief Investment Officer and lead portfolio managers of the teams. The share of EBITDA increases with increasing profitability. The firm’s management believes this structure, together with the bonus based on investment performance, fully aligns the team with client interests.
     The following indicates the beneficial ownership of the Portfolio Manager of the Fund:

Dollar Range of Equity Securities in the Fund
(None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
$100,001 - $500,000, $500,000-$1,000,000,
Name of Portfolio Manager	Over $100,000,000)

Vincent A. Willyard	$1-$10,000
     NACM manages its accounts utilizing a team approach. Each account is assigned a primary portfolio manager(s) and one or more additional portfolio managers as backup. Each portfolio manager has the responsibility for continuously reviewing accounts and implementing decisions. Except to the extent of any restrictions prescribed by law, NACM and its partners, officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, “Managed Accounts”), in transactions which may or may not correspond with transactions effected or positions held in the Fund. It is understood that when NACM determines that it would be appropriate for the Fund and one or more Managed Accounts to participate in an investment opportunity, NACM will seek to execute orders for the Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of all Managed Accounts is not assured. In such situations, NACM may (but shall not be required to) place orders for the Fund and each Managed Account simultaneously and if all such orders are not filled at the same price, NACM may cause the Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Fund and all Managed Accounts. If all such orders cannot be fully executed under prevailing market conditions, NACM may allocate the securities traded among the Fund and the Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Fund and each such Managed Account as well as any other factors which it deems relevant.
     NACM and its partners, officers, employees and beneficial owners seek to ensure that they do not personally benefit from the short-term market effects of their recommendations. From time to time, a Managed Account may purchase a security in which a related person of NACM may have an ownership position or a related person may purchase a security that is contained in a Managed Account. In addition, in order to start a new product line, NACM or an affiliate may establish an account with funds provided by NACM, and may include investments by NACM employees. This NACM account will be managed along with other Managed Accounts in such a way that the NACM account does not receive favorable treatment over other Managed Accounts.
     Associated persons of NACM may occasionally serve on advisory boards of private investment management companies or investment clubs, and other boards. NACM has implemented procedures that are designed to prevent any actual or potential conflicts of interest.
     To help prevent conflicts of interest, all employees of NACM must comply with NACM’s Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance and monthly reporting of all personal securities transactions, except certain exempt transactions (including de minimis equity transactions), and exempt securities (such as government securities and mutual funds). In addition, NACM has adopted certain policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any officer, partner, or employee of NACM.
THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR
     Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Distributor”), serves as principal underwriter and distributor for the Fund. Pursuant to a distribution agreement between the Fund and the Distributor, the Distributor provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor is a registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).
     The Distribution Agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the applicable Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.
EXECUTION OF PORTFOLIO TRANSACTIONS
     Pursuant to the Investment Advisory Agreements, the Adviser determines which securities are to be purchased and sold by the Fund and which brokers and dealers will be used to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will be executed directly with a “market-maker” unless, in the Adviser’s opinion, a better price and execution can otherwise be obtained by using a broker for the transaction.
     Where possible, transactions are effected with dealers (including banks) that specialize in the types of securities the Fund will hold, unless better executions are available elsewhere. Transactions with market-makers include a “spread” between the market-maker’s bid and asked prices and may also include a markup from the asked price (in the case of a purchase) or markdown from the bid price (in the case of a sale). Transactions with other dealers may also include such a markup or markups. The Fund may also buy securities directly from issuers or from underwriters in public offerings. Purchases from underwriters include a “spread” between the public offering price and the discounted price paid by the underwriter to the issuer.
     In placing portfolio transactions, the Adviser uses its best efforts to choose a broker or dealer that will provide the most favorable price and execution available (known as “best execution”). In assessing a broker’s or dealer’s ability to provide such price and execution, the Adviser will consider a broad range of factors, including the difficulty of executing the particular transaction, the dealer’s risk in positioning a block of securities, the clearance, settlement, and other operational capabilities of the broker or dealer generally and in connection with securities of the type involved, the broker’s or dealer’s ability and willingness to commit its capital to facilitate transactions (by participating for its own account); the broker’s or dealer’s ability and willingness to commit its capital to facilitate transactions (by participating for its own account); the broker’s or dealer’s reliability, integrity and financial stability; and the importance of speed or confidentiality in the particular transaction.
Where the Adviser determines that more than one broker can provide best execution, the Adviser may also consider whether one or more of such brokers has provided or is willing to provide “research,” services or products (as defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, even if the commissions the Fund will pay are higher than the lowest commission available. This is known as paying for those services or products with “soft dollars.” Because “research” services or products may benefit the Adviser, the Adviser may be considered to have a conflict of interest in allocating brokerage business, including an incentive to cause the Fund to effect more transactions than it might otherwise do. A federal statute protects investment advisers from liability for such conflicts of interest as long as, among other things, the adviser determines in good faith that the commissions paid are reasonable in light of the value of both the brokerage services and the research acquired. For these purposes, “research” includes all services or products the Adviser uses to lawfully and appropriately assist it in discharging its investment advisory duties. Examples of the types of research services and products the Adviser may acquire include economic surveys, data and analyses; financial publications; recommendations or other information about particular companies and industries (through research reports and otherwise); financial database software and services, analytical software and computer hardware used in investment analysis and decision making. The Adviser may use soft dollars from the Fund’s securities transactions to acquire research services or products that are not directly useful to the Fund and that may be useful to the Adviser in advising other clients. The Advisor will not receive hard dollar credits or if the Advisor does, the amount of such credits would be immaterial.
     The Fund does not use the Distributor to execute portfolio transactions.
     The Adviser manages a number of accounts with substantially the same objectives as the Fund’s and other accounts with objectives that are similar in some respects to those of the Fund. As a result, purchases and sales of the same security are often acceptable and desirable for the Fund and for other accounts the Adviser manages at the same time. The Adviser attempts to allocate transaction and investment opportunities among the Fund and its clients on an equitable basis, considering each account’s objectives, programs, limitations and capital available for investment. However, transactions for such other accounts could differ in substance, timing and amount from transactions for the Fund. To the extent the Fund and other accounts seek to acquire the same security simultaneously, the Fund may not be able to acquire as large a portion of the security as they desire, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell a security at the same time sales are being made for other of the Adviser’s clients. When the Fund and one or more of such accounts seek to buy or sell the same security simultaneously, each day’s transactions in the security will be allocated among the Fund and the other accounts in a manner the Adviser deems equitable, generally based on order size, each participating account will receive the average price and will bear a proportionate share of all transactions costs, based on the size of that account’s order. This could have a detrimental effect on the price or value the Fund receives in transactions. However, it is believed that over time the Fund’s ability to participate in volume transactions and a systematic approach to allocating transaction opportunities is equitable and results in better overall executions for the Fund.
     For the fiscal year ended March 31, 2005, the Fund paid $186,086 in brokerage commissions with respect to portfolio transactions. Of such amount $132,271 was paid to firms for research, statistical or other services provided to the Adviser. For the fiscal year ended March 31, 2004, the Fund paid $236,838 in brokerage commissions with respect to portfolio transactions. Of such amount $138,490 was paid to firms for research, statistical or other services provided to the Adviser. For the fiscal year ended March 31, 2003, the Fund paid $316,421 in brokerage commissions with respect to portfolio transactions. Of such amount $72,127 was paid to firms for research, statistical or other services provided to the Adviser.
PORTFOLIO TURNOVER
     Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.” For the fiscal years ended March 31, 2005, 2004, and 2003, the Fund had portfolio turnover rates of 165.65%, 153.15%, and 190.31%, respectively.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
     The information provided below supplements the information contained in the Fund’s Prospectuses regarding the purchase and redemption of the Fund’s shares.
How to Buy Shares
     You may purchase shares of the Fund directly or from selected securities brokers, dealers or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to account and any service or transaction fees that may be charged by those agents. Purchase order through securities brokers, dealers, and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before the Fund’s daily cut off time. Orders received after that time will be purchased at the next-determined net asset value.
Buying Shares by Payment in Kind
     In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. For further information, call the Fund at (800) 558-9105.
     The public offering price of the Fund’s shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund’s Prospectus. In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”). If you buy shares through your investment representative, the representative must receive your order before the close of regular trading on the NYSE to receive that day’s public offering price. Orders are in proper form only after funds are converted to U.S. funds.
     The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.
     If you are considering redeeming, exchanging or transferring shares to another person shortly after purchase, you should pay for those shares with a federal wire to avoid any delay in redemption, exchange or transfer. Otherwise the funds may delay payment until the purchase price of those shares has been collected or, if you redeem or exchange by telephone, until 12 calendar days after the purchase date.
     The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce the minimum for initial and subsequent investments and the redemption fee for certain fiduciary and retirement plan accounts, for employees of the Adviser or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
How to Sell Shares
     You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price.
     Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Fund’s Prospectuses, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Fund.

Selling Shares Directly to the Fund
     Send a signed letter of instruction to the Transfer Agent. The price you will receive is the next net asset value calculated after the Fund receives your request in proper form. In order to receive that day’s net asset value, the Transfer Agent must receive your request before the close of regular trading on the NYSE.
Selling Shares Through your Investment Representative
     Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services. If you sell shares having a net asset value greater than $100,000 a signature guarantee is required.
     If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a signature guarantee is required. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.
     Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee.
Delivery of Proceeds
     The Fund generally sends you payment for your shares the business day after your request is received in proper form, assuming the Fund has collected payment of the purchase price of your shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Telephone Redemptions
     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing, exchanging or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the shareholder’s latest Account Application or as otherwise properly specified to the Fund in writing.
     The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. An investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.
     During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectuses, or contact your investment representative. The Telephone Redemption Privilege may be modified or terminated without notice.
Redemption Fee
     The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption and exchange of Fund shares held for less than four months. This fee is paid to the Fund to help offset transaction costs and administrative expenses. If you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. This fee does not apply to Fund shares acquired through the reinvestment of dividends. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.
     Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than four months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans. These may include, but are not limited to, 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans).
     While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.
Redemptions-in-Kind
     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).
     The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.
     The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
DETERMINATION OF SHARE PRICE
     As noted in the Prospectuses, the net asset value of shares of the Fund will be determined once daily as of the close of public trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of shares on any day when the Exchange is not open for trading even if there is sufficient trading in their portfolio securities on such days to materially affect the net asset value per share.
     In valuing the Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the over-the-counter market and not on Nasdaq are valued at the most recent trade price. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect its fair value.
     Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board deems that the particular event would affect net asset value, in which case an adjustment will be made. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the close currency exchange rates at 4:00 p.m., Eastern time, or at such other rates as the Adviser may determine to be appropriate.
     The net asset value of the Class I shares of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share. The net asset value of Class I shares will generally differ because they have different expenses. An example of how the Fund calculated their net asset value per share as of March 31, 2005 is as follows:

Class I Shares:	Net Assets Shares Outstanding	=	Net Asset Value Per Share
International
All-Cap Growth Fund	$33,859,957	=	$9.08
	3,729,694
PERFORMANCE INFORMATION
     Performance information in the Fund’s Prospectus is calculated in accordance with the methods discussed below.
Average Annual Total Return
     Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:
P(1+T)n = ERV
where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.
     Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Prospectus. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.
Average Annual Total Return (after Taxes on Distributions)
     The Fund’s quotations of average annual total return (after taxes on distributions) are calculated according to the following formula:
P (1+T)n = ATVD
where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVD will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.
Average Annual Total Return (after Taxes on Distributions and Redemptions)
     The Fund’s quotations of average annual total return (after taxes on distributions and redemption) are calculated according to the following formula:
P (1+T)n = ATVDR
where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATVDR will be adjusted to reflect the effect of any absorption of Fund expenses by the Adviser.
PROXY VOTING POLICY
     The Board has adopted a Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has adopted a Proxy Voting Policy that underscores the Adviser’s concern that all proxies voting decisions be made in the best interests of the Fund and to maximize portfolio values over time. The Adviser’s policy is attached at Appendix B.

     The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund is available without charge, upon request, by calling toll-free (800) 811-0215 and on the SEC’s website at www.sec.gov.
ANTI-MONEY LAUNDERING PROGRAM
     The Trust, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.
     Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor, underwriter, and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.
PORTFOLIO HOLDINGS INFORMATION
     The Trust on behalf of the Fund has adopted portfolio holdings disclosure policies (“Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted the Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Policies. The Adviser and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Policies, which would always be for a legitimate purpose and would always include a duty of confidentially and a duty not to trade on such information on case of non-public disclosures. The Adviser and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor, or any other affiliated person of the Fund. After due consideration, the Adviser and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Policies including mutual fund rating or statistical agencies or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Funds. Pursuant to the Policies, the Trust’s Chief Compliance Officer, President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

     The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Policies, Codes of Ethics and other relevant policies of the Fund’s and their service providers by the Trust’s Chief Compliance Officer, (2) by considering reports and recommendations by the Trust’s Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under Investment Company Act), and (3) by considering to approve any amendment to these Policies. The Board reserves the right to amend the Policies at any time without prior notice in their sole discretion.
     Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Portfolio holdings information may be provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC.
     In the event of a conflict between the interests of the Fund and the interests of Adviser or an affiliated person of the Adviser, the Chief Compliance Officer (“CCO”) of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Fund’s Board of Trustees at the end of the quarter in which such determination was made. Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the CCO or to his or her supervisor.
     In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed including a duty not to trade on non-public information: Fund Administrator, Fund Accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the trustees, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities), and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that include a duty not to trade on non-public information.
     In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.
     There can be no assurance that the Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

GENERAL INFORMATION
     The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.
     Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.
     The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
     The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS
     The annual reports to shareholders for the Fund for the fiscal year ended March 31, 2005 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

APPENDIX A
COMMERCIAL PAPER RATINGS
Moody’s Investors Service, Inc.
     Prime-1—Issuers (or related supporting institutions) rated “Prime-1” have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.
     Prime-2—Issuers (or related supporting institutions) rated “Prime-2” have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.
Standard & Poor’s Ratings Group
     A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
     A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

APPENDIX B
HOW THE FUNDS VOTE PROXIES
     The Funds’ Investment Adviser votes proxies on behalf of the Funds pursuant to written Proxy Policy Guidelines and Procedures (“Proxy Guidelines”) adopted by the Funds. A summary of the Proxy Guidelines is provided below. To obtain information on how your Fund’s securities were voted, please contact your account representative at 1-800-551-8043.
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
Proxy Voting Summary
Revised 11/9/04
Effective 12/1/04
Nicholas-Applegate Capital Management takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
A Proxy Committee, including executive, investment, sales, marketing, compliance and operations personnel, is responsible for establishing our policies and procedures. The Committee reviews these policies and procedures on a regular basis and makes such changes as it believes are necessary. Our guidelines and voting actions are to a large extent aligned with the voting recommendations of Glass Lewis, a third-party proxy voting service to which we subscribe.
We review all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines, taking into account Glass Lewis recommendations and/or investment team input. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.
To ensure that voting responsibilities are met, the Committee has established operational procedures to have client proxies reconciled against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.
The proxy voting and record keeping are provided through a third party vendor, Investor Responsibility Research Center (“IRRC”). We maintain proxy voting records for all accounts and make these records available to clients at their request.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
Proxy Voting Guidelines
Revised 11/09/04
I External Auditor
A. Auditors
Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position. Additionally, we may vote against ratification of auditors:
-	When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

-	If there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g. a restatement due to a reporting error).

-	When the auditor performs tax shelter work or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

-	When audit fees are excessively low, especially when compared with other companies in the same industry.

-	When the company has aggressive accounting policies.
II Board of Directors
A. Director Nominees
Votes on director nominees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Evaluations are based on the following criteria (and any others that may be deemed relevant by Glass Lewis or Nicholas-Applegate):
•	Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

•	Executive Compensation

•	Director Compensation

•	Corporate Governance Provisions and Takeover Activity

•	Criminal Activity

•	Investment in the Company

•	Interlocking Directorships
•	Inside, Outside, and Independent Directors

•	Board Composition

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.
B. Director Indemnification and Liability Protection
1.	Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

4.	Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.
C. Director Duties and Stakeholder Laws
Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.
D. Director Nominations
Vote in accordance with Glass Lewis shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.
E. Inside Versus Independent Directors
1.	Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.
F. Stock Ownership Requirements
Vote in accordance with Glass Lewis on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
G. Term of Office
Vote against proposals to limit the tenure of outside directors.
III Proxy Contests and Corporate Defenses
A. Proxy Contests for Board Seats
All votes in a contested election of directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
B. Classified Boards
1.	Vote against proposals to classify the board.
2.	Vote for proposals to repeal a classified board, and to elect all directors annually.
C. Cumulative Voting
1.	Vote for proposals to permit cumulative voting in the election of directors.

2.	Vote against proposals to eliminate cumulative voting in the election of directors.
D. Director Nominations
Vote against management proposals to limit shareholders’ ability to nominate directors.
E. Shareholders’ Right to Call Special Meetings
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.
2.	Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
F. Shareholder Action by Written Consent
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.
2.	Vote for shareholder proposals to allow or make easier shareholder action by written consent.
G. Size of the Board
1.	Vote for proposals that seek to fix the size of the Board.
2.	Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.
H. Shareholders’ Ability to Remove Directors
1.	Vote against proposals that state directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.
IV Tender Offers and Corporate Defenses
A. Fair Price Provisions
1.	Vote in accordance with Glass Lewis analysis and recommendation on management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

2.	Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.
B. Greenmail
1.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.	Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.
C. Poison Pills
1.	Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

2.	Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

3.	Management proposals to ratify a poison pill are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
D. Stakeholder Provisions
Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.
E. Super-majority Vote Requirement to Approve Mergers
1.	Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.
2.	Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.
F. Super-majority Shareholder Vote Requirements to Amend Charter or

     Bylaws
1.	Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.
2.	Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.
G. Unequal Voting Rights
Vote in accordance with Glass Lewis analysis and recommendation on proposals for dual class exchange offers and dual class recapitalizations.
H. Existing Dual Class Companies
1.	Vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.
2.	Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.
I. White Squire Placements
Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).
V Miscellaneous Corporate Governance Provisions
A. Abstention Votes
Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.
B. Annual Meetings
1.	Vote against management proposals asking for authority to vote at the meeting for “other matters”.
2.	Vote against shareholder proposals to rotate the time or place of annual meetings.

C. Confidential Voting and Independent Tabulation and Inspections
Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.
D. Equal Access
Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.
E. Bundled Proposals
Bundled or “conditioned” proxy proposals are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).
F. Shareholder Advisory Committee
1.	Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
G. Disclosure Proposals
     Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
H. Conflict of Interest
     When facing conflicts between our interests and the interests of our clients, Nicholas-Applegate will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, Nicholas-Applegate must exercise caution to ensure our clients’ interests are not compromised.
We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:
(i)	identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

(ii)	determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

(iii)	review and analyze for potential conflict issues (e.g., may require

PM to disclose any relationship with the issuer via a written questionnaire);

(iv)	Proxy Committee to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

(v)	pursuant to the request of the Board of Trustees of the Nicholas-Applegate Institutional Funds, NACM will report to the Board any conflict of interest matter and how the Committee resolved it.
The Proxy Committee will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.
VI Capital Structure
A. Common Stock Authorization
1.	Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

2.	Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

3.	Vote in accordance with Glass Lewis analysis and recommendation on proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B. Stock Distributions: Splits and Dividends
Vote in accordance with Glass Lewis analysis and recommendation on management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.
C. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.
D. Blank Check Preferred Stock
1.	Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

2.	Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.

3.	Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

4.	Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
E. Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock.
F. Preemptive Rights
Proposals to provide shareholders with preemptive rights are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
G. Debt Restructuring
Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
H. Share Repurchase Programs
Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
VII Executive Compensation/Employee Consideration

A. Incentive Plans
All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Glass Lewis or Nicholas-Applegate):
•	Necessity

•	Reasonableness Test

•	Participation

•	Dilution

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Company specific dilution cap calculated

•	Present Value of all incentives, derivative awards, cash/bonus compensation

•	Shareholder wealth transfer (dollar amount of shareholders’equity paid it’s executives)
•	Voting power dilution — Potential percent reduction in relative voting power

•	Criteria for awarding grants

•	The pace of grants

•	The value of grants per employee compared with the company’s peers.

•	Allowance for repricing of options

•	Past granting patterns

•	Process for determining pay levels
B. Shareholder Proposals to Limit Executive and Director Compensation
1.	Generally, vote in accordance with Glass Lewis analysis and recommendation on shareholder proposals that seek additional disclosure of executive and director compensation information.

2.	All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
C. Golden Parachutes

1.	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

2.	Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
D. Employee Stock Ownership Plans (ESOP)
1.	Vote in accordance with Glass Lewis analysis and recommendation on proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

2.	Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):
•	Reasonableness Test

•	Participation

•	Administration

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Dilution
E. 401(k) Employee Benefit Plans
Vote in accordance with Glass Lewis analysis and recommendation on proposals to implement a 401(k) savings plan for employees.
F. Discounted Options/Restricted Stock
Vote in accordance with Glass Lewis analysis and recommendation on discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.)
G. Pension Fund Credits
Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.
VIII State of Incorporation
A. Re-Incorporation Proposals
Proposals to change a corporation’s state of incorporation are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
B. State Takeover Statutes
Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
C. State Fair Price Provisions
Proposals to opt out of S.F.P’s are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
D. Stakeholder Laws
Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).
E. Disgorgement Provisions
Proposals to opt out of disgorgement provisions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
IX Mergers and Corporate Restructurings
A. Mergers and Acquisitions
Votes on mergers and acquisitions are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal. The voting decision depends on a number of factors, including:
•	Anticipated financial and operating benefits

•	Offer price (cost vs. premium)

•	Prospects of the combined companies

•	How the deal was negotiated

•	Changes in corporate governance and their impact on shareholder rights

•	Other pertinent factors discussed below.
B. Corporate Restructurings
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal.
C. Spin-Offs
Votes on spin-offs are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering
•	The tax and regulatory advantages

•	Planned use of the sale proceeds

•	Market focus

•	Managerial incentives.
D. Asset Sales
Votes on asset sales are normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, considering
•	The impact on the balance sheet/working capital

•	The value received for the asset

•	The potential elimination of diseconomies.
E. Liquidations
Votes on liquidations normally voted in accordance with Glass Lewis analysis and recommendation on each individual proposal, after reviewing
•	Management’s efforts to pursue other alternatives

•	The appraisal value of the assets

•	The compensation plan for executives managing the liquidation.
F. Rights of Appraisal
Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.
G. Changing Corporate Name
Vote for changing the corporate name.

X Social Issues Proposals
A. Social Issues Proposals
Vote in accordance with Glass Lewis analysis and recommendation on each individual proposal, which is based on expected effect on shareholder value, and then voted accordingly.
XI Proxies Not Voted
A. Shares Out on Loan
Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.
B. Share-Blocking
Proxies are not voted for countries with “share-blocking”, generally, voting would restrict ability to sell shares. A list of countries with “share-blocking” is available upon request.
C. Other
There may be circumstances, such as costs or other factors, where Nicholas-Applegate would in its reasonable discretion refrain from voting proxy shares.

PART C
(Nicholas-Applegate International All-Cap Growth Fund)
OTHER INFORMATION
Item 23. Exhibits.
(a)	Amended and Restated Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Interim Investment Advisory Agreement is filed herewith.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts
(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Interim Operating Expenses Limitation Agreement is filed herewith.

(v)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 25, 2002 and is incorporated herein by reference.
(i)	Opinion of Counsel was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 28, 2003 and is incorporated herein by reference.

(j)	Consent of Independent Public Accountants is filed herewith.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Form Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	(i)	Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 23, 2005 and in incorporated herein by reference.

	(ii)	Code of Ethics for Adviser is filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant.
     No person is directly or indirectly controlled by or under common control with the Registrant.
Item 25. Indemnification.
     Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.
     Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”
Item 26. Business and Other Connections of the Investment Adviser.
     With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser’s Uniform Applications for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”) and dated May 4, 2005. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.
Item 27. Principal Underwriter.
(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.

Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Optimum Q Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust
(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal	Position and Offices with	Positions and Offices with
Business Address	Quasar Distributors, LLC	Registrant
James R. Schoenike	President, Board Member	None

Donna J. Berth	Treasurer	None

Joe Redwine	Board Member	None

Bob Kern	Board Member	None

Eric W. Falkeis	Board Member	Treasurer

Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
     (c) Not applicable.

Item 28. Location of Accounts and Records.
     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202
Registrant’s Custodian	UMB, N. A.
928 Grand Avenue
Kansas City, MO 64106
Registrant’s Investment Adviser	Nicholas-Applegate Capital Management, LLC
600 West Broadway
San Diego, CA 92101
Item 29. Management Services Not Discussed in Parts A and B.
     Not Applicable.
Item 30. Undertakings.
     Not Applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 29th day of July, 2005.

Professionally Managed Portfolios

By:	Robert M. Slotky*

Robert M. Slotky
President
     Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on July 29, 2005.

Signature	Title

Steven J. Paggioli*

Steven J. Paggioli	Trustee

Dorothy A. Berry*

Dorothy A. Berry	Trustee

Wallace L. Cook*

Wallace L. Cook	Trustee

Carl A. Froebel*

Carl A. Froebel	Trustee

Rowley W. P. Redington*

Rowley W. P. Redington	Trustee

Robert M. Slotky*

Robert M. Slotky	President

Eric W. Falkeis*

Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

*	By /s/ Eric W. Falkeis

Eric W. Falkeis
Attorney-in-Fact pursuant to
Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.

Interim Investment Advisory Agreement	EX-99.d

Interim Operating Expenses Limitation Agreement	EX-99.h.iv

Consent of independent Public Accountants	EX-99.j

Code of Ethics for Adviser	EX-99.p.ii